[LOGO]                                                         [LOGO]


                  LEVERAGING A HIGH PERFORMANCE COMPANY
                            FIRST BANK SYSTEM
                         ACQUIRES U.S. BANCORP

                            MARCH 20, 1997

                           FORWARD-LOOKING INFORMATION
------------------------------------------------------------------------------

This presentation contains estimates of future operating results for 1997, 1998 and 1999 for both First Bank System, Inc. and U.S. Bancorp on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) costs or difficulties related to the integration of the business of FBS and USBC are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

                               COMMON STRATEGY
--------------------------------------------------------------------------

                          -  Business line organization

                          -  Centrally-directed operations

                          -  Centralized staff

                          -  Standardized products

                          -  Transaction migration to direct channels

                          -  Superior credit quality

                          -  Focus on efficiency


                           STRONG SHAREHOLDER FOCUS

                         COMBINATION LEADS TO EXCEPTIONAL
                               FINANCIAL PERFORMANCE
--------------------------------------------------------------------------

Percent

                                                       PRO FORMA
       PERFORMANCE            FBS       USBC            COMBINED
         MEASURE              1996      1996              1999
----------------------------------------------------------------------
       ROE                   21.4       17.1            Mid 20s

       ROTE *                35.2       21.4            High 30s

       ROA                   1.88       1.43             2.00+

       NIM                   4.89       5.32             5.00+

       Efficiency *          46.8       55.2            Low 40s

-------------------
* excluding amortization of intangibles
ratios exclude nonrecurring items

                              TRANSACTION SUMMARY
--------------------------------------------------------------------------

Agreement:            Definitive merger agreement signed 3/19/97

Structure:            Tax-free exchange

Exchange Ratio:       Fixed: 0.755 FBS share per USBC share

Purchase Price:       $9.0 Billion (a)

Per Share:            $59.08 (a)

Accounting:           Pooling

Stock Buybacks:       FBS Board has rescinded its stock buyback authorization

Cross Options:        19.9%, minimum $200 million, maximum $300 million

Due Diligence:        Completed

Anticipated Closing:  3Q97


----------------------
(a) Price as of 3/19/97

LEVERAGING A HIGH PERFORMANCE COMPANY

------------------------------------------------------------------------


          -  Builds shareholder value

              - IRR = 16.2%, materially exceeds cost of equity

              - Accretive to earnings by 2Q98

              - Accretion of 8% within 2 years

              - Significant cost takeouts

              - Clearly identifiable revenue enhancements

          -  Complementary business line strengths

          -  Skills to realize the full potential of fast growth markets

          -  Leverages FBS technology and merger integration skills

LEVERAGING A HIGH PERFORMANCE COMPANY

-------------------------------------------------------------------------

          -  Builds shareholder value

          -  Complementary business line strengths

          -  Skills to realize the full potential of fast growth markets

          -  Leverages FBS technology and merger integration skills

COMPLEMENTARY BUSINESS LINE STRENGTHS

-------------------------------------------------------------------------

                 FBS                             USBC

- Sophisticated technology               - Strong name and brand identity
  infrastructure and expertise

- Product/Distribution paradigm          - 8th largest leasing company

- High-growth Payment Systems            - Sizable small business lending

- Home Equity lending                    - Strong Ag lending capabilities

- $39 billion asset management           - Leading edge position in PC
                                           banking
- Corporate Trust leadership


                   SCALE ADVANTAGE - RETAIL

------------------------------------------------------------------------

CUSTOMERS                               FBS        USBC            COMBINED
    Households (millions)               1.9         2.0              3.9

RETAIL

    Telephone Banking (millions/yr.)     46          42               88
    ATMs                              3,235       1,330            4,565
    Branches - Traditional              327         578              905
    Branches - Store-Based               32          58               90

    Home Equity Loans ($ millions)    3,263       1,654            4,917
    Other COnsumer Loans ($ millions) 6,699       4,111           10,810
    Total Consumer Loans ($ millions) 9,962       5,765           15,727
    (excluding residential mortgages)

                                                                              9

                   SCALE ADVANTAGE - COMMERCIAL

------------------------------------------------------------------------

CUSTOMERS                               FBS        USBC            COMBINED
     Businesses(thousands)              225         250             475

COMMERCIAL ($ millions)
     Leasing (bank-owned)               432       1,416           1,848
     Agriculture loans                  338       1,261           1,599
     Small business                   1,535       2,108           3,643
     Total Commercial loans          14,105      17,244          31,349

                                                                            10

                        UNIQUE PAYMENT SYSTEMS POSITION

--------------------------------------------------------------------------------

                                              FBS          USBC         COMBINED
Visa Charge Volume ($ billions)                19            2             21

Merchant Processing ($ billions)               16            6             22

Credit Card Loans ($ billions)                4.0           .8            4.8
(includes Corporate & Purchasing Card)

Fortune 1000 Corporate Card Customers         145                         145

Fortune 1000 Purchasing Card Customers        107                         107


                 GROWING TRUST AND ASSET MANAGEMENT BUSINESSES

--------------------------------------------------------------------------------

                                              FBS          USBC         COMBINED
Corporate Trust Revenue ($ millions)          120                          120

Corporate Trust Offices                        13                           13


Mutual Funds ($ billions)                    12.8           2.5           15.3

Assets Under Management ($ billions)         39.3          10.2           49.5

Total Trust Fee Revenues ($ millions)       230.7          71.6          302.3


                     LEVERAGING A HIGH PERFORMANCE COMPANY

--------------------------------------------------------------------------------

- Builds shareholder value

- Complementary business line strengths

- Skills to realize the full potential of fast growth markets

- Leverages FBS technology and merger
  integration skills

                              ATTRACTIVE MARKETS

--------------------------------------------------------------------------------

                                           FBS            USBC          COMBINED
States                                      11               6              17
MSAs                                        29              28              57
Branches                                   359             636             995
ATMs                                     3,235           1,330           4,565


                                     [U.S. MAP SHOWING COMBINED MARKETS]

                            STRONG MARKET POSITIONS

--------------------------------------------------------------------------------

                                                  AVERAGE            CUMULATIVE
              # OF           DEPOSITS              SHARE              PERCENT
RANK          MSAS           ($ BILLIONS)         PERCENT            COMPOSITION

--------------------------------------------------------------------------------

  1            12               20.2                32                    40
  2            11                8.7                20                    57
  3             6                5.2                15                    67
Lower          28                6.5                 4                    80
Non MSA        --                7.9                                     100
               --               ----
Total          57               48.5
               ==               ====


                  STRONG MARKET POSITIONS
-------------------------------------------------------------------------------

                              DEPOSITS       %
MSA                         ($ THOUSANDS)   SHARE     RANK
Minneapolis/St. Paul          9,221,336      30         1
Portland/Vancouver            6,139,619      39         1
Seattle/Bellevue/Everett      3,955,968      14         3
Denver                        3,765,946      19         2
Boise                         1,417,738      41         1
Omaha                         1,401,778      16         2
Salem                           677,810      28         1
Spokane                         649,553      21         2
Lincoln                         638,525      24         2
Sioux Falls                     613,788      23         1
Eugene                          499,730      22         1
Colorado Springs                407,105      16         2

-------------------------
Source: SNL Branch Migration Database as of 6/30/96
Markets on this page 58% of total deposits                                    16

                  ATTRACTIVE MARKET GROWTH
-------------------------------------------------------------------------------


                   HOUSEHOLD GROWTH RATE
                        1990 to 1996



           USBC MARKETS                       2.3%
           FBS MARKETS                        2.0%
           U.S.                               1.5%



-------------------------
MSAs where USBC or FBS hold a top 3 ranking - 67% of total deposits          17

                  ATTRACTIVE MARKET GROWTH
-------------------------------------------------------------------------------


               MEDIAN HOUSEHOLD INCOME GROWTH
                        1990 to 1996



           USBC MARKETS                       4.2%
           FBS MARKETS                        3.6%
           U.S.                               3.4%




-------------------------
MSAs where USBC or FBS hold a top 3 ranking - 67% of total deposits          18

                 ATTRACTIVE MARKET GROWTH
-------------------------------------------------------------------------------

                                           HOUSEHOLD     GROWTH
                              DEPOSITS       GROWTH       RATE
MSA                         ($ THOUSANDS)     RATE     PERCENTILE
Minneapolis/St.Paul           9,221,336       2.0%         74%
Portland-Vancouver            6,139,619       2.2          81
Seattle-Bellevue-Everett      3,955,968       2.1          77
Denver                        3,765,946       2.8          91
Boise                         1,417,738       3.8          98
Oakland                       1,130,945       1.6          55
Sacramento                      688,820       2.2          82
Lincoln                         683,525       1.6          54
Salem                           677,810       2.6          88
Spokane                         649,553       1.9          68
Sioux Falls                     613,788       1.9          71
Salt Lake City-Ogden            602,163       2.6          87
Colorado Springs                407,105       3.5          95

ALL U.S. MSAs                                 1.5%         50%

-------------------------
Source: Equifax/National Decision Systems
CAGR 1990-1996
Markets on this page - 60% of total deposits                                19

                       LEVERAGING A HIGH PERFORMANCE COMPANY
-------------------------------------------------------------------------------

- Builds shareholder value

- Complementary business line strengths

- Skills to realize the full potential of fast growth markets

- Leverages FBS technology and merger integration skills

                                   MANAGEMENT STRUCTURE


                                    Gerry Cameron
                                      Chairman

                                  Jack Grundhofer
                                  President & CEO
                                        |
     |-------------------|--------------|---------------|--------------|
     |                   |              |               |              |
Bob Sznewajs      Phil Heasley          |            Rick Zona   Gary Duim
Vice Chairman   Vice Chairman           |         Vice Chairman Vice Chairman
                                        |
     |-------------------|------------------------------|--------------|
     |                   |                              |              |
Bob Hoffmann        John Murphy                     Rob Sayre      Dan Rohr
    EVP                 EVP                             EVP           EVP

                               TECHNOLOGY FOR THE FUTURE

          -U.S. Bancorp benefits from FBS' $400 million technology investment -Combined organization will save $100's of millions by leveraging technology investments

             USBC                                     FBS
      PLANNED INVESTMENTS                     CURRENT CAPABILITIES

     -Hogan deposit system                   -Hogan deposit system
     -Interstate banking                     -Interstate banking
     -Automated teller system                -Automated teller system
     -Customer profitability                 -Relationship Management System

                                             -Rapid systems integration

                           FINANCIALLY ACCRETIVE TRANSACTION

                                                      PRO FORMA EARNINGS
                                                     --------------------
                                                         1998      1999
FBS Estimated EPS                                       $6.09     $6.85
Pro Forma EPS                                           $6.20     $7.41
Accretion                                                  2%        8%





DRIVERS
  -$340 million cost takeouts; $220 million in 1998; remaining in 1999 -$84 million revenue enhancements by 1999

                                      COST TAKEOUTS

$ Millions             FBS      USBC         COST        PERCENT     PERCENT
                       1997     1997       TAKEOUT       OF USBC    OF COMBINED

Staff/Admin             100      109           60           55          29
Operations              328      370          148           40          21
Occupancy                95       84           18           22          10
Business Lines:
  Retail                284      420           91           22          13
  Payment Systems       110       34           14           41          10
  Commercial/
  Private Banking       181      153            3            2           1
  Institutional Trust    53       32            6           19           7
  Corporate Trust        71        0            0            0           0
                       -----    -----         -----
    Total             1,222    1,202          340           28          14
                       -----    -----
    Less:Taxes         -----    -----         133
                                              -----
    Total Cost Takeouts(AT)                   207
                                              -----
                                              -----
                                                                           24

                                     MERGER-RELATED CHARGES
$Millions

                                 Conversion costs                     190
                                 Severance/Retention                  270
                                 Occupancy/equipment writedowns        40
                                 Other                                125
                                                                     -----
                                    Merger-related charges            625
                                 Taxes                                175
                                    Net merger-related charges        450
                                                                     -----
                                                                     -----

                                       1997                           380
                                       1998                            70
                                                                     -----
                                                                      450
                                                                     -----
                                                                     -----

                        REVENUE ENHANCEMENTS

$Millions                                          1999
                                      -------------------------------------
                                                             PRE-TAX
                                         VOLUME            CONTRIBUTION
    Corporate/Purchasing Card Sales      1,600                     9
    Home Equity Loans                    1,200                    38
    Credit Card Loans                      365                    19
    Other Consumer Lending                 230                     4
    Leasing                                 50                     2
    Institutional Trust/Asset Management    NA                    12
                                                           -------------
        Total Revenue Enhancements                                84
                                                           -------------
                                                           -------------

                        TRACK RECORD OF RAPID INTEGRATION
                                                             PERIOD BETWEEN
                                         COST                  CLOSING AND
                                        TAKEOUT            SYSTEMS INTEGRATION
    Western Capital                       35%                    3 months
    Bank Shares                           45%                    6 months
    Colorado National                     35%                    2 months
    Boulevard                             40%                    1 month
    Metropolitan Financial                35%                    1 month
    FirsTier                              34%                    3 days
--------------------------------------------------------------------------------
    U.S. Bancorp                          28%                  6-9 months
--------------------------------------------------------------------------------

                        FBS ACQUISITION HISTORY


                        - 24 Acquisitions
                        - Rapid, on-time integration
                        - 34-45% cost takeouts


                  ALWAYS ACHIEVED COST TAKEOUT OBJECTIVES

    COMBINATION LEADS TO EXCEPTIONAL EFFICIENCY



          ADJUSTED EFFICIENCY RATIO

        1991                        66
        1992                        63
        1993                        58
        1994                        56
        1995                        51
        1996                        47
        1997
        1998
        1999                        LOW 40s



        PEER GROUP                  1996
        Fifth Third                 41.8
------------------------------------------------
        FBS                         46.8
------------------------------------------------
        Wachovia                    52.0
        CoreStates                  52.6
        Comerica                    53.1
        NationsBank                 54.2
        U.S. Bancorp                55.2
        Wells Fargo                 55.3
        First Union                 55.9
        PNC                         56.1
        BankAmerica                 57.0
        Bank of Boston              57.6
        Barnett                     57.6
        Banc One                    58.2
        National City               58.7
        KeyCorp                     58.8
        SunTrust                    59.2
        Norwest                     59.2
        Fleet                       59.8
        First Security              60.0
        Mellon                      60.4
        Northern Trust              60.4
        Bancorp Hawaii              62.3


-----------------------------------------
Excludes amortization of intangibles
                                                                            29

                    SUPERIOR ROA


                   RETURN ON ASSETS

        1991                        0.85
        1992                        1.00
        1993                        1.36
        1994                        1.63
        1995                        1.73
        1996                        1.88
        1997
        1998
        1999                        ABOVE 2.00%


        PEER GROUP                 1996
------------------------------------------------
        FBS                         1.88
------------------------------------------------
        CoreState                   1.76
        Fifth Third                 1.76
        Norwest                     1.74
        Mellon                      1.65
        National City               1.55
        Wells Fargo                 1.44
        U.S. Bancorp                1.43
        Wachovia                    1.42
        PNC                         1.41
        Barnett                     1.39
        Comerica                    1.38
        Banc One                    1.37
        First Security              1.33
        KeyCorp                     1.32
        Fleet                       1.30
        First Union                 1.30
        SunTrust                    1.27
        Bank of Boston              1.26
        Northern Trust              1.23
        NationsBank                 1.20
        BankAmerica                 1.11
        Bancorp Hawaii              1.00


-----------------------------------------
Excludes nonrecurring items

               TOP-TIER ROE



           Return on Common Equity

        1991                        11.4
        1992                        11.7
        1993                        16.4
        1994                        19.3
        1995                        21.3
        1996                        21.4
        1997
        1998
        1999                        MID 20s


       PEER GROUP                  1996

        Norwest                     24.1
------------------------------------------------
        FBS                         21.4
------------------------------------------------
        CoreStates                  19.9
        Mellon                      19.2
        First Union                 19.1
        Northern Trust              18.6
        Comerica                    18.2
        NationsBank                 18.2
        National City               18.1
        Fifth Third                 17.6
        Wachovia                    17.6
        PNC                         17.4
        Fleet                       17.2
        KeyCorp                     17.2
        U.S.Bancorp                 17.1
        Barnett                     17.0
        Bank of Boston              16.8
        First Security              16.2
        Banc One                    15.8
        Bank America                13.5
        SunTrust                    13.1
        Bancorp Hawaii              12.6
        Wells Fargo                 11.2

               LEVERAGING A HIGH PERFORMANCE COMPANY

          - Builds shareholder value


          - Complementary business line strengths


          - Skills to realize the full potential of fast growth markets


          - Leverages FBS technology and merger integration skills

                                       APPENDIX

                                       PRICING


          - U S Bancorp transaction multiples appear higher than recent market transactions as a result of the significant general increase in bank stock trading multiples including FBS.

          - Relative multiples lower than 1995/96 averages.



                                     IMPLIED MULTIPLES
                                    EXCHANGE RATIO .755X
                                       PURCHASE PRICE

           FBS                       USBC                  % of FBS MULTIPLE
-----------------------        -----------------        -----------------------
PRICE      P/E     P/B            P/E      P/B             P/E           P/B
-----      ---     ---            ---      ---             ---           ---
$78.25     14.5    3.4            17.5     3.4             120%         100%


1995/96 Acquisition Averages (a)                           140%         130%


(a) Average of 12 largest acquisitions; at time of announcement

                                    BALANCE SHEET

12/31/96
($ millions)
                                  FBS           USBC          COMBINED
Net Loans                        26,611        24,751          51,362
Investment Securities             3,555         3,845           7,400
Other Assets                      6,323         4,664          10,987
                                -------       -------         -------
   Total Assets                  36,489        33,260          69,749
                                -------       -------         -------
                                -------       -------         -------


Deposits                         24,379        24,977          49,356
Funds Purchased                   4,097         2,495           6,592
Long Term Debt                    3,553         1,811           5,364
Other Liabilities                 1,107           966           2,073
Mandatory redeemable capital
securities                          300           300             600
                                -------       -------         -------
   Total liabilities             33,436        30,549          63,985


Preferred Stock                       0           150             150
Common Equity                     3,053         2,561           5,614
                                -------       -------         -------
   Total equity                   3,053         2,711           5,764
                                -------       -------         -------
Total liabilities & equity       36,489        33,260          69,749
                                -------       -------         -------
                                -------       -------         -------

                               LOAN COMPOSITION

12/31/96
($ millions)                FBS                 USBC            Combined
                      --------------      --------------    ----------------
                                % OF                % OF                % OF
                      BALANCE  TOTAL      BALANCE  TOTAL       BALANCE  TOTAL

Commercial             9,929    36.6      12,241    48.5       22,170    42.4
Lease financing          432     1.6       1,416     5.6        1,848     3.5
Commercial RE          3,744    13.8       3,587    14.2        7,331    14.0
                      ------   -----      ------   -----       ------   -----
  Total Commercial    14,105    52.0      17,244    68.3       31,349    59.9
Residential RE         3,061    11.3       2,218     8.8        5,279    10.1
Home equity/2nd mtges  3,263    12.0       1,654     6.6        4,917     9.4
Credit card            2,858    10.5         774     3.1        3,632     6.9
Other consumer         3,841    14.2       3,337    13.2        7,178    13.7
                      ------   -----      ------   -----       ------   -----
  Total consumer      13,023    48.0       7,983    31.7       21,006    40.1
  Total loans         27,128   100.0      25,227   100.0       52,355   100.0
                      ------   -----      ------   -----       ------   -----
                      ------   -----      ------   -----       ------   -----

-----------------------
* includes loans held for sale                                                36

                                DEPOSIT COMPOSITION

4Q96 Average
($ millions)                FBS                 USBC            Combined
                      --------------      --------------    ----------------
                                % OF                % OF                % OF
                      BALANCE  TOTAL      BALANCE  TOTAL       BALANCE  TOTAL

Noninterest bearing    6,672     29        5,831     24        12,503     26
Interest bearing
  Interest checking    2,848     12        2,766     11         5,614     12
  Money market         4,421     19        5,936     24        10,357     22
  Other savings        1,573      7        1,428      6         3,001      6
  Certificates         7,762     33        8,548     35        16,310     34
                      ------   -----      ------   -----       ------   -----
   Total int. bearing 16,604     71       18,678     76        35,282     74
                      ------   -----      ------   -----       ------   -----
   Total deposits     23,276    100       24,509    100        47,785    100
                      ------   -----      ------   -----       ------   -----
                      ------   -----      ------   -----       ------   -----


-----------------------------------------------------------------------
LOAN/DEPOSIT RATIO     117%                 102%                 109%
-----------------------------------------------------------------------

                                   CREDIT QUALITY

12/31/96
($ millions)

                           FBS                 USBC            COMBINED

Nonperforming loans        121                  149              270
OREO and other              17                   25               42
                          -----                -----            -----
Nonperforming assets       138                  174              312

Reserve for loan losses    517                  476              993
Loans                   27,128               25,227           52,355
Assets                  36,489               33,260           69,749

NPLs/Loans (%)             .44                  .59              .52
NPAs/Assets (%)            .38                  .52              .45
NCOs/Loans annualized (%)  .57                  .46              .52
Reserves/Loans (%)        1.90                 1.90             1.90
Reserves/NPLs (%)          429                  320              368
Reserves/NPAs (%)          375                  274              318


[LOGO]                          [LOGO]